FIRST AMENDMENT TO

AMENDED AND RESTATED

MEMBERSHIP INTEREST PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”)is entered into as of June  9, 2005 by and among (a) HOCKER NORTHGATE HOLDINGS I, INC., a Kentucky corporation, (“Holdings”), (b) HOCKER NORTHGATE GROUP, LLC, a Kentucky limited liability company (“Group”) (Holdings and Group each individually a “Seller”and collectively, the “Sellers”), (c) FMP NORTHGATE LLC, a Delaware limited liability company (the “Purchaser”),(d) HOCKER NORTHGATE HOLDINGS I, INC., a Kentucky corporation, in its capacity as the initial representative and agent of the Sellers (the “Sellers’ Representative”), and (e) DAVID E. HOCKER, an individual, in his capacity as a guarantor of obligations of Sellers’ Representative (the “Sellers’ Representative Guarantor”).This Amendment amends that certain Amended and Restated Membership Interest Purchase Agreement (the “Agreement”) dated May 13, 2005 between the parties as follows:

     1.      Seller shall pay one half of all legal fees and expenses in excess of $8,500 charged by the Senior Lender in connection with Senior Lender’s approval of the transaction described in this Agreement. For example, if the Senior Lender’s counsel fees and expenses total $12,000, Seller shall pay $1,750 of such fees and expenses.

     2.      Notwithstanding the provisions of Section 8.5(m)(ii) of the Agreement, any funds held by the Senior Lender for environmental issues set forth as Required Repairs in Schedule II of the Loan Agreement shall not be paid by Purchaser to Seller at Closing and shall be paid by Purchaser to Seller after Closing at such time as such funds are actually released to Purchaser by the Senior Lender. In furtherance of the foregoing, Purchaser shall cooperate with Seller, at no cost to Purchaser, in providing Seller or its agents with reasonable access to the Property in order that Seller may perform such functions as are reasonably necessary in order to complete the Required Repairs, as defined in Article 7.1.1 of the Loan Agreement, and obtain a release of the Required Repair Funds from the Senior Lender pursuant to Article 7.1.2 and other applicable Articles of the Loan Agreement.

     Except as stated in this Amendment, the Agreement shall continue in full force and effect. Capitalized terms used in this Amendment without definition shall have the meanings stated in the Agreement. This Amendment may be signed in counterparts and/or with facsimile signatures and shall take effect upon each party providing a signed counterpart to the other parties.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Sellers, Sellers’ Representative, Sellers’ Representative Guarantor, and Purchaser hereto have executed this Amendment.

SELLERS

HOCKER NORTHGATE HOLDINGS I, INC., a Kentucky corporation

By:

David E. Hocker, President

HOCKER NORTHGATE GROUP, LLC, a Kentucky limited liability company

By:

David E. Hocker, Manager

SELLERS’ REPRESENTATIVE

HOCKER NORTHGATE HOLDINGS I, INC., a Kentucky corporation

By:

David E. Hocker, President

SELLERS’ REPRESENTATIVE GUARANTOR

DAVID E. HOCKER, an individual

PURCHASER

FMP NORTHGATE LLC, a Delaware limited liability company

By:

Jeffrey Erhart, its authorized representative